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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fluor Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      - the Annual Report of the Company on Form 10-K for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  March 25, 2003




/s/  Alan L. Boeckmann
-----------------------------------
Alan L. Boeckmann
Chief Executive Officer


/s/  D. Michael Steuert
-----------------------------------
D. Michael Steuert
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Fluor Corporation and will be retained by Fluor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.